Fee and commission income	12 Months Ended
Dec. 31, 2017
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Fee and commission income

8 Fee and commission income

	2017	2016	2015
Fee income from asset management	2,126	1,702	1,648
Commission income	535	562	614
Other	140	144	176
Total fee and commission income	2,802	2,408	2,438

Included in fee and commission income is EUR 190 million of fees on trust and fiduciary activities (2016: EUR 55 million; 2015: EUR 56 million). The increase of EUR 134 million in 2017 compared to 2016 was mainly driven by the acquisition of Cofunds in UK in January 2017.